Exhibit 10.19

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF SECTION 5 BELOW, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

WARRANT TO PURCHASE STOCK

Company: Eleven Biotherapeutics, Inc., a Delaware corporation

Number of Shares:

Class of Stock:

Warrant Price:

Issue Date:

Expiration Date:

Credit Facility:	This Warrant is issued in connection with that certain Loan and Security Agreement of even date herewith between Silicon Valley Bank and the Company.

THIS WARRANT CERTIFIES THAT, for good and valuable consideration, SILICON VALLEY BANK (Silicon Valley Bank, together with any successor or permitted assignee or transferee of this Warrant or of any shares issued upon exercise hereof, is referred to hereinafter as “Holder”) is entitled to purchase the number of fully paid and non-assessable shares (the “Shares”) of the above-stated Class of Stock (the “Class”) of the above-named company (the “Company”) at the above-stated Warrant Price per Share, all as set forth above and as adjusted pursuant to Section 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

SECTION 1. EXERCISE.

1.1 Method of Exercise. Holder may exercise this Warrant by delivering the original of this Warrant together with a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a certified check, wire transfer (to an account designated by the Company), or other form of payment acceptable to the Company for the aggregate Warrant Price for the Shares being purchased.

1.2 Conversion Right. In lieu of exercising this Warrant as specified in Section 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 1.3.

1.3 Fair Market Value. If the Company’s common stock is traded in a public market and the Shares are common stock, the fair market value of a Share shall be the closing price of a share of common stock reported for the business day immediately before Holder delivers this Warrant together with its Notice of Exercise to the Company (or in the instance where the Warrant is exercised immediately prior to the effectiveness of the Company’s initial public offering (“IPO”), the “price to public” per share price specified in the final prospectus relating to such offering). If the Company’s common stock is traded in a public market and the Shares are preferred stock, the fair market value of a Share shall be the closing price of a share of the Company’s common stock reported for the business day immediately before Holder delivers this Warrant together with its Notice of Exercise to the Company (or, in the instance where the Warrant is exercised immediately prior to the effectiveness of the IPO, the initial “price to public” per share price specified in the final prospectus relating to such offering), in both cases, multiplied by the number of shares of the Company’s common stock into which a Share is convertible. If the Company’s common stock is not traded in a public market, the Board of Directors of the Company shall determine fair market value in its reasonable good faith judgment.

1.4 Delivery of Certificate and New Warrant. Promptly after Holder exercises or converts this Warrant and, if applicable, the Company receives payment of the aggregate Warrant Price, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new warrant of like tenor representing the Shares not so acquired.

1.5 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

1.6 Treatment of Warrant Upon Acquisition of Company.

1.6.1 “Acquisition”. For the purpose of this Warrant, “Acquisition” means any sale, exclusive license (as to all fields and geographies), or other disposition of all or substantially all of the assets of the Company, or any reorganization, consolidation, merger or sale of outstanding equity securities of the Company where the holders of the Company’s outstanding voting equity securities as of immediately before the transaction beneficially own less than a majority of the outstanding voting equity securities of the surviving or successor entity as of immediately after the transaction.

1.6.2 Treatment of Warrant at Acquisition.

A) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition in which the sole consideration is cash, either (a) Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition or (b) if Holder elects not to exercise the Warrant, this Warrant will expire upon the consummation of such Acquisition. The Company shall provide the Holder with written notice of its request relating to the foregoing (together with such reasonable information as the Holder may request in connection with such contemplated Acquisition giving rise to such notice), which is to be delivered to Holder not less than ten (10) days prior to the closing of the proposed Acquisition.

B) Upon the written request of the Company, Holder agrees that, in the event of an Acquisition that is an “arms length” sale of all or substantially all of the Company’s assets (and only its assets) to a third party that is not an Affiliate (as defined below) of the Company (a “True Asset Sale”), either (a) Holder shall exercise its conversion or purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Acquisition or (b) if Holder elects not to exercise the Warrant, this Warrant will continue until the Expiration Date if the Company continues as a going concern following the closing of any such True Asset Sale. The Company shall provide the Holder with written notice of its request relating to the foregoing (together with such reasonable information as the Holder may request in connection with such contemplated Acquisition giving rise to such notice), which is to be delivered to Holder not less than ten (10) days prior to the closing of the proposed Acquisition.

C) Upon the closing of any Acquisition other than those particularly described in subsections (A) and (B) above, the successor entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing; provided, that the successor entity shall not be required to assume the Company’s obligations set forth in Section 3.3 below except to the extent that such successor entity, in connection with such Acquisition, grants substantially similar or substantially equivalent registration rights to the holders of the outstanding shares of the Class. The Warrant Price and/or number of Shares shall be adjusted accordingly.

As used in this Section 1.6, “Affiliate” shall mean any person or entity that owns or controls directly or indirectly ten percent (10%) or more of the stock of Company, any person or entity that controls or is controlled by or is under common control with such persons or entities, and each of such person’s or entity’s officers, directors, joint venturers or partners, as applicable.

1.7 Certain Agreements. Upon each exercise or conversion of this Warrant, Holder shall, upon the Company’s request and, if such request is made, as a condition precedent to the delivery to Holder of a certificate evidencing Shares issued upon such exercise or conversion, become a party, by execution and delivery of an adoption agreement, joinder agreement, counterpart signature page, instrument of accession or the like, to (a) that certain Right of First Refusal and Co-Sale Agreement dated as of February 9, 2010, as amended on April 23, 2012, by and among the Company and others, as a “Key Holder” party thereto, (b) that certain Amended and Restated Voting Agreement dated as of April 23, 2012 by and among the Company and others, as a “Key Holder” party thereto, and (c) that certain Investors’ Rights Agreement dated as of February 9, 2010, as amended on April 23, 2012, by and among the Company and others (the “Rights Agreement”), as an “Investor” party thereto; in each case (i) as such agreement may be amended and in effect from time to time, (ii) solely with respect to the Shares issued upon such exercise or conversion, (iii) solely to the extent that each such agreement is then by its terms in force and effect, and (iv) provided that all holders of the outstanding shares of the Class are then parties to such agreement.

SECTION 2. ADJUSTMENTS TO THE SHARES.

2.1 Stock Dividends, Splits, Etc. If the Company declares or pays a dividend on the outstanding shares of the Class payable in common stock or other securities, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend occurred. If the Company subdivides the outstanding shares of the Class by reclassification or otherwise into a greater number of shares, the number of Shares purchasable hereunder shall be proportionately increased and the Warrant Price shall be proportionately decreased. If the outstanding shares of the Class are combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares shall be proportionately decreased.

2.2 Reclassification, Exchange, Combinations or Substitution. Upon any reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include, without limitation, any automatic conversion of the outstanding shares of the Class to common stock pursuant to the terms of the Company’s Certificate of Incorporation. The Company or its successor shall promptly issue to Holder a certificate pursuant to Section 2.6 hereof setting forth the number, class and series or other designation of such new securities or other property issuable upon exercise or conversion of this Warrant as a result of such reclassification, exchange, substitution or other event. The provisions of this Section 2.2 shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

2.3 Adjustments for Diluting Issuances. The number of shares of common stock issuable upon conversion of the Shares shall be subject to adjustment, from time to time in the manner set forth in the Company’s Certificate of Incorporation as if the Shares were issued and outstanding on and as of the date of any such required adjustment. The provisions set forth for the Class in the Company’s Certificate of Incorporation relating to the above in effect as of the Issue Date may not be amended, modified or waived, without the prior written consent of Holder unless such amendment, modification or waiver affects the rights associated with the Shares in the same manner as such amendment, modification or waiver affects the rights associated with all other shares of the Class.

2.4 No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Section 2 and in taking all such action as may be necessary or appropriate to protect Holder’s rights under this Section 2 against impairment.

2.5 Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder the amount computed by multiplying the fractional interest by the fair market value of a full Share.

2.6 Certificate as to Adjustments. Upon each adjustment of the Warrant Price, Class and/or number of Shares, the Company shall promptly notify Holder in writing, and, at the Company’s expense, promptly compute such adjustment, and furnish Holder with a certificate of its Chief Financial Officer or other duly authorized officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price, Class and number of Shares in effect upon the date thereof and the series of adjustments leading to such Warrant Price, Class and number of Shares.

SECTION 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

3.1 Representations and Warranties. The Company represents and warrants to, and agrees with, the Holder as follows:

(a) The initial Warrant Price referenced on the first page of this Warrant is not greater than the price per share at which shares of the Class were last issued in an arms-length transaction in which at least $500,000 of such shares were sold.

(b) The Company agrees that at all times prior to exercise or conversion in full of this Warrant (and of conversion of the Shares issued upon such exercise or conversion into shares of common stock, if applicable), the Company shall keep reserved out of its authorized and unissued capital stock sufficient shares of the Class to issue upon exercise or conversion in full of this Warrant and sufficient shares of common stock to permit conversion of such issued shares of the Class into common stock. All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

(c) The Company’s capitalization table attached hereto as Schedule 1 is true and complete as of the Issue Date.

3.2 Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon the outstanding shares of the Class, whether in cash, property, stock, or other securities and whether or not a regular cash dividend (other than securities for which adjustment is made pursuant to Section 2.1 hereof); (b) to offer for subscription or sale pro rata to the holders of the outstanding shares of the Class any additional shares of any class or series of the Company’s stock;

(c) to effect any reclassification, reorganization or recapitalization of the shares of the Class; (d) to effect an Acquisition or to liquidate, dissolve or wind up; or (e) offer holders of registration rights the opportunity to participate in an underwritten public offering of the Company’s securities for cash, then, in connection with each such event, the Company shall give Holder: (1) at least 10 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of shares of the Class will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in (c) and (d) above at least 10 days prior written notice of the date when the same will take place (and specifying the date on which the holders of shares of the Class will be entitled to exchange their shares for the securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

3.3 Registration Under Securities Act of 1933, as amended. The Company agrees that the Shares or, if the Shares are convertible into common stock of the Company, such common stock, shall have certain incidental, or “Piggyback,” and S-3 registration rights pursuant to and as set forth in Section 2 (other than Section 2.12) and 6 (the “Applicable Sections”) of the Rights Agreement; provided, that Holder shall not be entitled to be an “Initiating Holder” as defined in the Rights Agreement for purposes of Section 2.1(a) thereof. The Applicable Sections in effect as of the Issue Date may not be amended, modified or waived without the prior written consent of Holder unless such amendment, modification or waiver affects the rights associated with the Shares in the same manner as such amendment, modification, or waiver affects the rights associated with all other shares of the Class whose holders are parties thereto.

3.4 No Shareholder Rights. Except as provided in this Warrant, Holder will not have any rights as a shareholder of the Company until the exercise of this Warrant.

3.5 Certain Information. The Company agrees to provide Holder at any time and from time to time with such information as Holder may reasonably request for purposes of Holder’s compliance with regulatory, accounting and reporting requirements applicable to Holder.

SECTION 4. REPRESENTATIONS, WARRANTIES OF THE HOLDER. The Holder represents and warrants to the Company as follows:

4.1 Purchase for Own Account. This Warrant and the securities to be acquired upon exercise of this Warrant by Holder will be acquired for investment for Holder’s account, not as a nominee or agent, and not with a view to the public resale or distribution within the meaning of the Act. Holder also represents that it has not been formed for the specific purpose of acquiring this Warrant or the Shares.

4.2 Disclosure of Information. Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the acquisition of this Warrant and its underlying securities. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and its underlying securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder has access.

4.3 Investment Experience. Holder understands that the purchase of this Warrant and its underlying securities involves substantial risk. Holder has experience as an investor in securities of companies in the development stage and acknowledges that Holder can bear the economic risk of such Holder’s investment in this Warrant and its underlying securities and has such knowledge and experience in financial or business matters that Holder is capable of evaluating the merits and risks of its investment in this Warrant and its underlying securities and/or has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables Holder to be aware of the character, business acumen and financial circumstances of such persons.

4.4 Accredited Investor Status. Holder is an “accredited investor” within the meaning of Regulation D promulgated under the Act.

4.5 The Act. Holder understands that this Warrant and the Shares issuable upon exercise or conversion hereof have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Holder’s investment intent as expressed herein. Holder understands that this Warrant and the Shares issued upon any exercise or conversion hereof must be held indefinitely unless subsequently registered under the Act and qualified under applicable state securities laws, or unless exemption from such registration and qualification are otherwise available. If the Holder is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), then the Holder hereby represents (a) that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to hold this Warrant or subscribe for the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the receipt of the Warrant and purchase of the Shares, (ii) any foreign exchange restrictions applicable to such receipt or purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the receipt of the Warrant and the purchase, holding, redemption, sale, or transfer of the Shares, and (b) that the Holder’s receipt of the Warrant and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Holder’s jurisdiction.

4.6 “Market Stand-off’ Agreement. Holder hereby agrees that, if required by the managing underwriter and the Company, it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s IPO and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days, which period may be extended upon the request of the managing underwriter, to the extent required by any FINRA rules, for an additional period of up to fifteen (15) days if the Company issues or proposes to issue an earnings or other public release within fifteen (15) days of the expiration of the 180-day lockup period), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of common stock or any Derivative Securities (as defined below) (whether such shares or any such Derivative Securities are then owned by Holder or are thereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of common stock or other securities, in cash or otherwise. The foregoing provisions of this Section 4.6 shall apply only to the IPO, shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, and shall be applicable to Holder only if all officers and directors, and all stockholders individually owning more than one percent (1%) of the Company’s outstanding common stock (after giving effect to conversion into common stock of all outstanding convertible securities), are subject to similar restrictions. The underwriters in connection with such registration are intended third-party beneficiaries of this Section 4.6 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto. Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 4.6 or that are necessary to give further effect thereto.

As used in this Section 4.6, “Derivative Securities” shall mean any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), common stock, including without limitation options, warrants and Series A Preferred Stock.

SECTION 5. MISCELLANEOUS.

5.1 Term: This Warrant is exercisable in whole or in part at any time and from time to time on or before the Expiration Date.

5.2 Legends. The Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) shall be imprinted with a legend in substantially the following form:

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE AND, EXCEPT AND PURSUANT TO THE PROVISIONS OF SECTION 5 OF THAT CERTAIN WARRANT TO PURCHASE STOCK ISSUED BY THE COMPANY TO SILICON VALLEY BANK DATED AS OF [            ], 20[ ], MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAW OR, IN THE OPINION OF LEGAL COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM REGISTRATION.

5.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to SVB Financial Group (Silicon Valley Bank’s parent company) or any other affiliate of Holder, provided that any such transferee is an “accredited investor” as defined in Regulation D promulgated under the Act.

5.4 Transfer Procedure. After receipt by Silicon Valley Bank (“Bank”) of the executed Warrant, Bank will transfer all of this Warrant to SVB Financial Group, Holder’s parent company. By its acceptance of this Warrant, SVB Financial Group hereby makes to the Company each of the representations and warranties set forth in Section 4 hereof and agrees to be bound by all of the terms and conditions of this Warrant as if the original Holder hereof, including without limitation Section 4.6 hereof. Subject to the provisions of Section 5.3 and upon providing the Company with written notice, SVB Financial Group and any subsequent Holder may transfer all or part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable directly or indirectly, upon conversion of the Shares, if any) to any transferee, provided, however, in connection with any such transfer, SVB Financial Group or any subsequent Holder will give the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and Holder will surrender this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable); and provided further, that any subsequent transferee other than SVB Financial Group shall agree in writing with the Company to be bound by all of the terms and conditions of this Warrant as if the original Holder hereof, including without limitation Section 4.6 hereof. The Company may refuse to transfer this Warrant or the Shares to any person who directly competes with the Company, unless, in either case, the stock of the Company is publicly traded.

5.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid (or on the first business day after transmission by facsimile), at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such holder from time to time. All notices to Holder shall be addressed as follows until the Company receives notice of a change of address in connection with a transfer or otherwise:

SVB Financial Group

Attn: Treasury Department

3003 Tasman Drive, HC 215

Santa Clara, CA 95054

Telephone:

Facsimile:

Email address:

Notice to the Company shall be addressed as follows until Holder receives notice of a change in address:

Eleven Biotherapeutics, Inc.

Attn: Chen Schor

215 First Street

Cambridge, MA 02142

Telephone:

Facsimile:

With a copy to:

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, MA 02109

Attn:

Facsimile:

5.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

5.7 Attorney’s Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys’ fees.

5.8 Automatic Conversion upon Expiration. In the event that, upon the Expiration Date, the fair market value of one Share (or other security issuable upon the exercise hereof) as determined in accordance with Section 1.3 above is greater than the Warrant Price in effect on such date, then this Warrant shall automatically be deemed on and as of such date to be converted pursuant to Section 1.2 above as to all Shares (or such other securities) for which it shall not previously have been exercised or converted, and the Company shall promptly deliver a certificate representing the Shares (or such other securities) issued upon such conversion to Holder.

5.9 Counterparts. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement.

5.10 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its principles regarding conflicts of law.

[Remainder of page left blank intentionally; signature page follows]

“COMPANY” ELEVEN BIOTHERAPEUTICS, INC.

By:

Name:
(Print)
Title:

“HOLDER” SILICON VALLEY BANK

By:

Name:
(Print)
Title:

APPENDIX 1

NOTICE OF EXERCISE

1. Holder elects to purchase              shares of the Common/Series              Preferred [strike one] Stock of              pursuant to the terms of the attached Warrant, and tenders payment of the purchase price of the shares in full.

[or]

1. Holder elects to convert the attached Warrant into Shares/cash [strike one] in the manner specified in the Warrant. This conversion is exercised for              of the Shares covered by the Warrant.

[Strike paragraph that does not apply.]

2. Please issue a certificate or certificates representing the Shares in the name specified below:

Holders Name

(Address)

3. By its execution below and for the benefit of the Company, Holder hereby restates each of the representations and warranties in Section 4 of the Warrant as of the date hereof.

HOLDER:

By:

Name:

Title:

(Date):

SCHEDULE 1

Company Capitalization Table